UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ____________

                                     FORM 8-K

                                  CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                            May 5, 2009 (May 5, 2009)
                                    ____________

                         DIALYSIS CORPORATION OF AMERICA
            (Exact name of registrant as specified in its charter)

           Florida                        0-8527             59-1757642
(State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                                    Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On May 5, 2009, Dialysis Corporation of America issued a press release announcing its financial results for the first quarter ended March 31, 2009. A copy of the May 5, 2009 press release is attached as an exhibit to this Current Report and is incorporated herein by reference.

     The information furnished pursuant to Item 2.02, including the Exhibit
(99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

     Dialysis Corporation of America will be hosting a conference call in conjunction with the press release of its financial results attached as the exhibit to this current report. The conference call will be held on Wednesday, May 6, 2009 at 10:00 a.m. EDT. The call is accessible either by dialing 1-866-244-4576 (attendee code 1354397), or by simulcast on the internet at http://www.startconference.com using Conference ID number 2135668. Participants may be asked to provide the title of the conference call, which is "Dialysis Corporation of America 1st Quarter Earnings." A copy of this current report on Form 8-K and the attached press release announcing the financial results for the first quarter ended March 31, 2009 will be available through the company's website, www.dialysiscorporation.com, under the "Investor Relations - SEC Filings" tabs. A replay of the conference call will be available on the company's website for a period of thirty days following the conference call.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

        (99) Additional exhibits

             (i) Press Release dated May 5, 2009.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIALYSIS CORPORATION OF AMERICA

                                /s/ Stephen W. Everett
                             By______________________________
                                STEPHEN W. EVERETT
                                President and Chief Executive Officer

Dated:  May 5, 2009

                               EXHIBIT INDEX

 Exhibit
 Number
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 (99)(i) Press Release dated May 5, 2009.